UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2023

CANO HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39289	98-1524224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 NW 117th Avenue, Miami, Florida	33178
(Address of principal executive offices)	(Zip Code)

(855) 226-6633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	CANO	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	CANO WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced by Cano Health, Inc. (the “Company”), three directors have resigned from the Company’s Board of Directors (the “Board”). On March 30, 2023, Elliot Cooperstone, Lewis Gold and Barry Sternlicht (together, the “Directors”) resigned from the Board, effective immediately. At the time of resignation, Mr. Gold served on the Audit Committee and Compensation Committee and Mr. Sternlicht served on the Nominating and Corporate Governance Committee. Effective April 2, 2023, the size of the Board has been reduced to six (6) directors.

In their resignation letters, the Directors made certain statements expressing disagreements with the Company on matters relating to its operations, policies and practices. Specifically, the letters reflect disagreements with respect to the Company’s management leadership, strategic direction, board and corporate governance practices and policies.

The Company strongly disagrees with their representations about the Company and their assessment of Dr. Hernandez’s performance. The Company is also concerned about the disclosure of board confidences and deliberations. We believe the resignation letters are misleading to shareholders and undermine the Board’s ability to engage in the vigorous exchange of diverse views that is necessary for good governance. Our Board and management team devote considerable time and resources to analyzing the Company’s performance, operations, financial strength, and potential against the backdrop of the challenges the Company and the sector have faced. Our Board and management team remain confident in the Company’s mission and fundamentals, and believe in the Company’s continuing prospects for shareholder value creation. Our Board and management intend to continue to work diligently to improve operational execution, enhance cost discipline, and achieve positive free cash flow.

In accordance with the requirements of Item 5.02(a) of Current Report on Form 8-K, the Company has provided each Director with a copy of the disclosures contained in this Current Report on Form 8-K no later than the day of filing this Form 8-K with the Securities and Exchange Commission.

Forward-Looking Statements:

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to future events and involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. Such forward-looking statements include, without limitation, our anticipated performance, operations, financial strength, potential, and prospects for long-term shareholder value creation, our anticipated results of operations, including our business strategies, our projected costs, prospects and plans, and other aspects of our operations or operating results. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “believes,” “foresees,” “forecasts,” “plans,” “intends,” “estimates” or other words or phrases of similar import, including, without limitation, (i) our belief that the letters are misleading to shareholders and undermine the Board’s ability to engage in the vigorous exchange of diverse views that is necessary for good governance; (ii) the Board and management team being confident in the Company’s mission and fundamentals, and their belief in the Company’s continuing prospects for shareholder value creation; and (iii) our plans to work diligently to improve operational execution, enhance cost discipline, and achieve positive free cash flow. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on our results of operations and financial condition. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, changes in market or industry conditions, the regulatory environment, competitive conditions, and/or consumer receptivity to our services; changes in our strategy, future operations, prospects and plans; developments and uncertainties related to the Direct Contracting Entity program;

our ability to realize expected financial results, including with respect to patient membership, total revenue and earnings; our ability to predict and control our medical cost ratio; our ability to grow market share in existing markets and continue our growth; our ability to integrate our acquisitions and achieve desired synergies; our ability to maintain our relationships with health plans and other key payors; our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs; our ability to attract and retain members of management and our Board of Directors; and/or our ability to recruit and retain qualified team members and independent physicians. Actual results may also differ materially from such forward-looking statements for a number of other reasons, including those set forth in our filings with the SEC, including, without limitation, in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 15, 2023 (the “2022 Form 10-K”), as well as our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed or will file with the SEC during 2023 (which may be viewed on the SEC’s website at http://www.sec.gov or on our website at http://www.investors.canohealth.com/ir-home), as well as reasons including, without limitation, our experiencing delays or difficulties in, and/or unexpected or less than anticipated results from its efforts to: (i) create shareholder value, such as due to less than anticipated capacity utilization at its medical centers and/or less than anticipated growth in revenues, Adjusted EBITDA margins and/or cash flows; and/or (ii) improve operational execution, enhance cost discipline, and/or achieve positive free cash flow, such as due to a broad recessionary economic environment, less than anticipated sources of liquidity, unanticipated demands on its available sources of cash, tightness in the credit or M&A markets, higher interest rates and/or a higher inflationary environment. For a detailed discussion of other risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements, please refer to our filings with the SEC, including, without limitation, our 2022 Form 10-K. Factors other than those listed above could also cause our results to differ materially from expected results. Forward-looking statements speak only as of the date they are made and, except as required by law, we undertake no obligation or duty to publicly update or revise any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the issuance of this Current Report on Form 8-K. Additionally, the business and financial materials and any other statement or disclosure on or made available through the Company’s websites or other websites referenced herein shall not be incorporated by reference into this release.

Item 7.01	Regulation FD Disclosure.

On March 31, 2023, the Company issued a press release announcing the resignation of the Directors. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01 of Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

17.1	Resignation Letter of Elliot Cooperstone, dated March 30, 2023.

17.2	Resignation Letter of Lewis Gold, dated March 30, 2023.*

17.3	Resignation Letter of Barry Sternlicht, dated March 30, 2023.

99.1	Press Release dated March 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Information that is confidential and covered by attorney-client privilege has been omitted and provided separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2023	CANO HEALTH, INC.

	By:	/s/ Brian D. Koppy
Name: Brian D. Koppy
Title: Chief Financial Officer